MetLife Variable Annuity Risk Management J.P. Morgan Risk Management and Trends in the Variable Annuity Market Conference June 3, 2009 Stan Talbi Executive Vice President

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Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect the company's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the company's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require the company to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on the company's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for the company's products and establishing the liabilities for the company's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in our own credit spread) on certain of the company's variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans, (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to the company's international operations; (xxi) availability and effectiveness of reinsurance or indemnification arrangements, (xxii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the company's products or services; (xxiii) changes in accounting standards, practices and/or policies; (xxiv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxvi) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvii) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxviii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC. 2

Key Features Benefit Guarantee Fees GMDB Death Benefit Return of Premium Annual Step-up Enhanced DB:5-6% Roll-up Base 20 bps 65-85 bps GMWB Withdrawal Benefit 105% of Deposit 7% Maximum Withdrawal Rate 55-125 bps GMIB Minimum Income Benefit Maximum of Annual Step-up, or 5% - 6% Roll-up @ Contractual GMIB Payout Rates 50 - 100 bps 3

Living Benefit Rider Election - Domestic % of Eligible Franchise VA Premium Full Year 2008 Sales1 First Quarter 2009 Sales1 Guaranteed Minimum Income Benefit 7.7% 2.8% Guaranteed Minimum Income Benefit Plus 50.4% 69.8% Guaranteed Withdrawal Benefit 6.0% 3.0% Lifetime Withdrawal Guarantee 19.4% 14.8% Guaranteed Minimum Accumulation Benefit 0.2% 0.1% Total Living Benefit Sales Guaranteed Minimum Death Benefit only 83.7% 16.3% 90.5% 9.5% Total VA Sales 100.0% 100.0% 1 Sales include new deposits on new contracts plus contractually permitted additional deposits into pre-existing contracts with VA living benefits available. 4

Japan VA Products % of Eligible Franchise VA Premium Full Year 2008 Sales1 First Quarter 2009 Sales1 Guaranteed Withdrawal Benefit 12.2% 4.1% Lifetime Withdrawal Guarantee 66.4% 52.0% Guaranteed Minimum Accumulation Benefit 5.1% 13.0% Guaranteed Minimum Death Benefit 16.3% 30.9% Total Sales 100.0% 100.0% 1Sales include new deposits on new contracts plus contractually permitted additional deposits into pre-existing contracts. 5

VA Account Value by Guarantee Type - Domestic Death Benefits Living Benefits Total Living Benefit Account Balance = $34.2 billion as of 12/31/08 Total Death Benefit Account Balance = $77.2 billion as of 12/31/08 Total VA Account Balance = $79.2 billion as of 12/31/08 6

VA Account Value - International Living Benefits by Guarantee Type Living Benefits by Country Total Living Benefit Account Balance = $15.7 billion as of 12/31/08 GMAB 29% GMWB 71% UK 1% Korea 4% Japan 95% 7

Risk Management - Prudent Product Design Investment allocation restrictions Waiting periods, conservative GMIB annuity purchase rates Limits on step-ups Appropriate fee Fee is applied to income base Ability to increase fee upon step-up 8

Conservative GMIB Payout Rates GMIB Guarantee = Greater of: GMIB Income Base @ Guaranteed Payout Rates Account Value @ Current Payout Rates Compare ratio of current to guaranteed rates to determine true "in-the- moneyness" Example: Male Age 65 (Life with 5 Year Certain) Guaranteed Payout Rate $3.63 / month (per $1,000) 5/1/2009 Payout Rate $6.61 / month (per $1,000) GMIB Income Base must be over 182% (=6.61/3.63) of Account Value for GMIB Claims to be paid (based on 5/1/09 rates - will vary with current rates) 9

GMIB In-the-Money - 12/31/08 60% 40% In-the-Money Out of the Money 10

Changes to VA Riders Adjust rider fees for current market conditions Decrease benefits where necessary Reduce maximum allocation to equity funds 11

Effective February 2009 GMIB Plus 20 bps fee increase Reduction in GMIB Payout Rates GLWG 60 to 65 bps fee increase GMAB No longer available for sale Effective May 2009 GMIB Plus Decrease Roll-up from 6% to 5% Changes to Domestic VA Riders 12

Changes to Japan VA Riders Effective April 2009 GMDB Sales suspended Anticipated July 1 and October 1, 2009 GMWB & GMAB Targeting pricing and product changes Working through our joint venture Product changes subject to regulatory approval 13

VA Hedging What is Hedgeable? Market Sensitivity Equity level Interest rate level Equity volatility Currency level What is Not Hedgeable? Policyholder Behavior Mortality Improvement Operational Failure Basis Risk Currency Volatility 14

Equity Price Level Interest Rate Level Equity Price Volatility FX Price Level (Japan) Value of GMxB Rider (Put Option) VA Riders - Value Drivers 15

Economic: Prudent risk management Statutory: Reserves and capital GAAP: Income statement volatility management Goal = Rider Fee > Cost of Hedge VA Riders - Why Hedge? 16

Accounting ? Risk Management GMDB GMIB GMWB GMAB Accounting Guidance SOP 03-1 SOP 03-1 FAS 133 FAS 133 Accounting Treatment Additional Liability Additional Liability Embedded Derivative Embedded Derivative Change in Statement Value - Rider & Hedge Operating Earnings Operating Earnings Realized Capital Gains / Losses Realized Capital Gains / Losses Accounting Correlation Low Moderate High High Hedging Instruments Reinsurance Derivatives / Reinsurance Derivatives Derivatives Target Equity Hedge N/A 50% 100% 100% Target Interest Hedge Ratio N/A 0% 100% 100% 17

VA Hedging Program - Derivatives Engaged Total Notionals (as of 12/31/08) Interest Rate Swaps 15% Equity Futures 17% Treasury Futures 26% Equity Options 11% F/X Options 2% F/X Forwards 4% Variance Swaps 25% 18

Distribution of Vega by Dealer Counterparty (as of 12/31/08) VA Hedging Program - Distribution by Dealer DEALER L 2% DEALER K 2% DEALER J 16% DEALER I 5% DEALER H 13% DEALER G 11% DEALER F 13% DEALER E 24% DEALER D 2% DEALER C 0% DEALER B 2% DEALER A 10% 19

2004 2005 2006 2007 2008 $0.2 $2.2 $8.6 $18.6 $36.6 VA outstanding 217586000 2216000000 8572000000 18640000000 36582000000 2004 2005 2006 2007 2008 73 481 825 1,633 2,214 VA Transactions 73 481 825 1633 2214 VA Hedging Program - Derivatives Growth First living benefit rider sold 2001 VA Hedging program launched 2004 ($ Billions) (# of trades) Notional Outstanding Transactions 20

Hedging Overview of Internal VA Reinsurance Reinsurance covers most guaranteed death and living benefits Statutory reserve credit is secured by assets in trust and/or letters of credit External Reinsurance Captive Reinsurer (Exeter) MLIC MLI-USA MICC Japan Others 21

Japan 0.233 0.497 0.264 0.527 1.235 GMDB 0.15 0.1 0.11 0.22 0.67 Living Riders 0.55 0.55 0.57 0.95 3.37 Statutory Variable Annuity Rider Reserves = Hedge Asset and Reinsurance Value $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 $0.93 $1.14 $0.95 $5.27 $1.94 $2.57 $1.78 $1.70 $5.92 $2.56 ($ Billions) Japan GMDB Living Riders 22

S&P 500 @ 903 S&P 500 @ 800 S&P 500 @ 700 Japan 1.24 1.77 2.26 GMDB 0.67 0.88 1.32 Living Rider 3.37 2.36 3.26 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 Statutory Variable Annuity Rider Reserves $5.27 $5.92 $6.56 $7.28 12/31/08 = Hedge Asset and Reinsurance Value ($ Billions) $5.01 $6.84 Japan GMDB Living Riders 23

VA Roles & Responsibilities A/LM Unit: Project Management Scope, Strategy, Implementation, Monitoring Investments Hedging / VA Fixed Account Portfolio Mgmt Product Management Product / Business Specifications / Contracts New Funds, Monitor Policyholder Experience Reinsurance State Filings, Captive Management Accounting Technical Accounting Treatment Operational Accounting / Derivatives Accounting Margin Account Maintenance Legal Prospectus, Compliance Information Technology Project Management Software Maintenance (with Milliman) Hardware Treasury Cash & Capital Management Corporate Risk Management Market Risk Derivatives Collateral Monitoring Auditing Internal / External (Deloitte) Line of Business Finance GAAP & STAT Financials Corporate Actuarial Statutory & GAAP Reserves, DAC, RBC 24

VA Human and Technology Resources > 50 Full Time Equivalent employees > 400 servers Dedicated grid 25

Summary We understand the risks we are taking We have a robust hedging and reinsurance program in place which balances multiple objectives We have invested heavily in infrastructure We have demonstrated ability to meet statutory reserve requirements We have the skill set needed to succeed in the VA marketplace going forward 26

Metlife